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                                  EXHIBIT 99.1
         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                            (CHIEF EXECUTIVE OFFICER)


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)



         Pursuant to 18 U.S.C. ss. 1350, the undersigned Chief Executive Officer of Tandy Brands Accessories, Inc. (the "Company") hereby certifies:

         (i) that the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  September 27, 2002                      /s/ J.S.B. Jenkins
                                               ---------------------------------
                                               J.S.B. Jenkins
                                               Chief Executive Officer